Exhibit 10.24.2
AMENDMENT TO
MCJUNKIN RED MAN HOLDING CORPORATION
RESTRICTED STOCK AWARD AGREEMENT
     THIS AGREEMENT (this “Agreement”), is made effective as of June 1, 2009, by and among McJunkin Red Man Holding Corporation, a Delaware corporation (the “Company”), PVF Holdings LLC, a Delaware limited liability company and Andrew Lane (the “Participant”).
     WHEREAS, on February 24, 2009, the Participant was granted 50,000 shares of restricted common stock of the Corporation pursuant to the Restricted Stock Award Agreement entered into by and between the Company, PVF Holdings LLC and the Participant, dated as of February 24, 2009 (the “Restricted Stock Agreement”); and
     WHEREAS, the Company, PVF Holdings LLC and the Participant desire to amend the Restricted Stock Agreement to permit the Participant to transfer such restricted common stock to Andy & Cindy Lane Family, L.P., a Texas limited partnership.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
1.	Permitted Transfers. The provisions of Section 2 of the Restricted Stock Agreement are hereby deleted in their entirety and replaced with the following new Section 2.
2.	Restrictions on Transfer. The shares of Restricted Stock issued under this Agreement may not be sold, transferred, assigned or otherwise disposed of, may not be pledged or otherwise hypothecated, and shall be subject to the terms of the Stockholders Agreement. Notwithstanding the foregoing, the Participant may transfer the Award, in whole or in part, to Andy & Cindy Lane Family, L.P., on terms and conditions satisfactory to the Company.
3.	Confirmation of Restricted Stock Agreement. In all other respects the Restricted Stock Agreement shall remain in effect and is hereby confirmed by the parties.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date hereof.

MCJUNKIN RED MAN HOLDING CORPORATION

By:	/s/ Stephen W. Lake Name: Stephen W. Lake
Title: Executive Vice President, General Counsel and Corporate Secretary

PVF HOLDINGS LLC

By:	/s/ Stephen W. Lake

Name: Stephen W. Lake
Title: Executive Vice President, General Counsel and Corporate Secretary

PARTICIPANT

By:	/s/ Andrew Lane

Name: Andrew Lane